Exhibit 99.1

Hyliion Holdings Corp.

Investor Contact

Louis Baltimore

ir@hyliion.com

Press Contact

Ryann Malone

press@hyliion.com

(833) 495-4466

HYLIION PROVIDES FIRST QUARTER 2021 BUSINESS UPDATES

AUSTIN, Texas (May 11, 2021)—Hyliion Holdings Corp. (NYSE: HYLN) (“Hyliion”), a leader in electrified powertrain solutions for Class 8 semi-trucks, today reported its first quarter 2021 business updates.

Key Business Highlights

•	Announced the formation of the Hypertruck Innovation Council, a select group of fleet, logistics and transportation industry leaders that will actively support and advance the development of Hyliion’s Hypertruck powertrain solution

•	Took delivery of Peterbilt chassis, which will be used for initial Hypertruck ERX demonstration units

•	Continued the multi-phase product development program used to reach commercialization of the Hypertruck ERX electric powertrain solution

•	Installed ten Hybrid electric powertrains during the first quarter, continuing deployment of the technology to prepare for volume growth

•	Expects to recognize revenue on improved Hybrid products delivered in the second half of the year

Executive Commentary

Thomas Healy, Hyliion’s Chief Executive Officer, said, “After a momentous 2020 for Hyliion, 2021 is off to a great start as we continue to advance our commercialization strategy for both our Hybrid and Hypertruck ERX powertrains. I am especially pleased with the talented team we have been assembling to execute on Hyliion’s growth plans.”

“We are building the first units of Hypertruck ERX demo vehicles right now, which is a major milestone on our path to commercialization. Along with the formation of the Hypertruck Innovation Council, our Hypertruck ERX program is gaining operational momentum that we expect will ultimately drive significant demand for this game-changing electric powertrain solution. We continue to make rolling improvements to our current Hybrid system, and we expect to begin recognizing revenue on our improved Hybrid product in the second half of this year,” added Healy.

“Last year was a notable year for renewable natural gas (RNG) as it for the first time supplied the majority of on-road natural gas vehicle fuel. Captured above ground from organic material in agricultural, wastewater, landfill, or food waste, RNG can produce carbon-negative results when fueling on-road vehicles. With RNG solutions for heavy-duty long-haul trucking, Hyliion is uniquely positioned to benefit from this large and growing megatrend,” concluded Healy.

Hypertruck Innovation Council

In early April, Hyliion announced the formation of the Hypertruck Innovation Council. Representing over 100,000 Class 8 semi-trucks globally, the Council members will collaborate closely with Hyliion to provide key user insights in the development of the Hypertruck ERX and will be among the first to operate the Hypertruck ERX.

As Hyliion works to commercialize its Hypertruck ERX solution, this feedback from the Council will be incorporated into the design to help ensure the company brings to market a solution that is most attractive to the largest portions of the Class 8 market. Additionally, since these fleets will all get the chance to use the Hypertruck ERX, this presents a unique opportunity to demonstrate the product’s superior performance, emissions reductions, and lower operating costs to potentially generate demand and substantial orders for the product.

Hypertruck ERX Multi-Phase Product Development Program

Hyliion has begun its Multi-Phase Product Development Program that will be used to commercialize its Hypertruck ERX powertrain solution. Utilizing the new Peterbilt Model 579, a modern, class-leading long-haul Class 8 commercial truck, this process enables the efficient development, integration and validation of Hyliion’s Hypertruck ERX platform from the ongoing product development phase through the start of commercial production. By using this phased approach to commercialization, along with the valuable insights gained from its Hypertruck Innovation Council, Hyliion expects to efficiently and rapidly commercialize a potentially net-carbon-negative powertrain solution with a lower total cost of ownership that appeals to broad portions of the Class 8 market.

The natural gas tanks and generators have already been installed on the first units, and the installation of the electric powertrain is underway. These trucks, which closely resemble production intent but are built with prototype tooling, will be used for performance testing and model validation. These trucks will also be on display at major trade shows later this summer and fall.

Hyliion will incorporate learnings from the first phase of development with feedback from the Hypertruck Innovation Council into subsequent testing and validation phases, with higher-volume commercial production and customer deliveries expected to begin in 2022.

2021 Milestones

Hyliion expects 2021 to be a pivotal year with the first revenue expected in the second half of the year from its improved Hybrid electric powertrains and with Hypertruck ERX demo units on track for showcasing with fleets towards the end of the year.

Pending Restatement of 2020 Financials

In response to guidance provided by the SEC on April 12, 2021 regarding the accounting and reporting of warrants issued by SPACs, Hyliion has elected to restate its consolidated financial statements for the year ending December 31, 2020 to change the accounting treatment of its warrants. The restatement involves Hyliion’s historical accounting for its public warrants and private placement warrants issued in connection with its business combination. Consistent with previous practice among SPACs, these warrants have been accounted for as equity. Hyliion now plans to restate its fourth quarter and full-year 2020 financial statements to account for the warrants as liabilities. The warrants will be marked-to-market with non-cash fair value adjustments. On November 30, 2020, Hyliion redeemed its public warrants for cash, leaving no outstanding warrants at year-end 2020.

The impacts of these restatements are expected to be entirely non-cash and have no impact on Hyliion’s ongoing business operations or future plans.

First Quarter 2021 Conference Call

Hyliion will host a conference call and webcast for investors and other interested parties to review its first quarter 2021 business update on Wednesday, May 12, 2021 at 11:00 a.m. Eastern Time. Due to the pending restatement, Hyliion will not provide financial updates until after the filing of the amended Form 10-K for 2020 and the Form 10-Q for the first quarter of 2021, both anticipated to be filed by May 24, 2021. A live webcast of the call, as well as an archived replay following, will be available online on the Investor Relations section of Hyliion’s website. Those wishing to participate can access the call using the links below:

Conference Call Online Registration: http://www.directeventreg.com/registration/event/8917947

Webcast: https://investors.hyliion.com/events-and-presentations/default.aspx

About Hyliion Holdings Corp and Hyliion Inc.

Hyliion’s (NYSE: HYLN) mission is to reduce the carbon intensity and greenhouse gas (GHG) emissions of commercial transportation Class 8 trucks by being a leading provider of electrified powertrain solutions. Leveraging advanced software algorithms and data analytics capabilities, Hyliion offers fleets an easy, efficient system to decrease fuel and operating expenses while seamlessly integrating with their existing fleet operations. Headquartered in Austin, Texas, it designs, develops, and sells electrified powertrain solutions that are designed to be installed on most major Class 8 commercial vehicles, with the goal of transforming the commercial transportation industry’s environmental impact at scale. For more information, visit www.hyliion.com.

Forward Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, regarding Hyliion and its future financial performance, as well as its strategy, future operations, estimated financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used in this press release, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Hyliion disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements herein, to reflect events or circumstances after the date of this press release. Hyliion cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Hyliion. These risks include, but are not limited to, the pending restatement, Hyliion’s ability to disrupt the powertrain market, Hyliion’s focus in 2021 and beyond, the effects of Hyliion’s dynamic and proprietary solutions on its commercial vehicle customers, accelerated commercialization of the Hypertruck ERX, the ability to meet 2021 and future product milestones, the impact of COVID-19 on long-term objectives, and the ability to reduce carbon intensity and greenhouse gas. Should one or more of the risks or uncertainties described in this press release occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Hyliion’s operations and projections can be found in its filings with the Securities and Exchange Commission (the “SEC”). Hyliion’s SEC Filings are available publicly on the SEC’s website at www.sec.gov.

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